UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01728

Nicholas Fund, Inc.
(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)	(Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer
411 East Wisconsin Avenue, Suite 2100
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2022

Date of reporting period: 09/30/2021

Item 1. Report to Stockholders.

SEMIANNUAL REPORT
September 30, 2021

NICHOLAS FUND, INC.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder report will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.nicholasfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); direct shareholders may call the Fund at 1-800-544-6547.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); direct shareholders may call the Fund at 1-800-544-6547. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

WWW.NICHOLASFUNDS.COM

NICHOLAS FUND, INC.

November 2021

Dear Fellow Shareholders:

     For the six-month period ended September 30, 2021, Nicholas Fund returned 10.69% compared to 9.18% for Standard & Poor’s 500 (“S&P 500”) Index and 13.23% for the Russell 1000 Growth Index. Returns for the Fund and selected indices are provided in the chart below for the period ended September 30, 2021.

			Average Annual Total Return
	6 Month	1 Year	3 Year	5 Year	10 Year	50 Year
Nicholas Fund, Inc.	10.69%	27.82%	17.08%	16.13%	16.11%	11.25%
Standard & Poor’s 500 Index	9.18%	30.00%	15.99%	16.90%	16.63%	11.01%
Russell 1000 Growth Index	13.23%	27.32%	22.00%	22.84%	19.68%	N/A
Consumer Price Index	3.53%	5.38%	2.82%	2.60%	1.92%	3.88%
Ending value of $10,000 invested
in Nicholas Fund, Inc.	$11,069	$12,782	$16,047	$21,122	$44,552	$2,067,769
Fund’s Expense Ratio (from 07/29/21 Prospectus): 0.71%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

     The S&P 500 performance for the six-month period ended September 30, 2021, was characterized by two opposing trends that emerged separately in the second and third quarters. The second quarter performance was fueled by stocks benefitting from re-opening trade and a rebounding recovery in the economy, while the leadership in the third quarter returned to the stocks offering greater earnings growth stability in the face of slowing economic growth from concerns over risks from the Delta variant. The shifting momentum largely benefitted the Financials, Health Care, and Technology stocks during this period. In addition, investors faced the likelihood of the Federal Reserve finally taking steps to begin tapering the bond purchase program and possible Fed Funds rate hikes by mid-2022.

     The Fund’s largest sector weights as of September 30, 2021, were Information Technology (33%), Health Care (16%), and Consumer Discretionary (12%). The Fund’s Technology and Health Care sector weights represented significant overweight positions versus the S&P 500, but compared to the Russell 1000 Growth Index the Fund was underweight the heavily owned Technology sector (-11.6%). The Fund’s Technology sector holdings lagged against the technology stocks held in both indices largely due to the underperformance related to specific stocks.

     The Fund generated 151 basis points of excess performance versus the S&P 500, benefiting primarily from stock selection. The Fund achieved outperformance across key S&P 500 sectors, including the Industrials, Health Care, and Consumer Discretionary sectors. Investors faced challenges across the board during the six-month period ending September 30, 2021. While consumer demand is robust following the emerging reopening after the pandemic shutdown, supply chains and manufacturers are struggling to satisfy demand in the face of labor shortages and surging input prices. Coaxing workers back into the workforce has been a greater issue than envisioned leading to significant wage inflation and reduced output. The impact from a global shutdown is surfacing in container ships filled with broad-based supplies and goods that cannot find their way onto land-based transportation. This has further fueled concerns over shortages and is causing prices to move sharply higher. We believe these issues are unlikely to dissipate in the near-term making the inflation outlook troublesome.

     Meanwhile corporations continue to generate strong revenue and earnings growth. Earnings growth midway through the third quarter of 2021 earnings season suggests roughly 40% year-over-year growth. Earnings should continue to offer a solid base for companies going into the end of 2021.

     While earnings offer an optimistic outlook, valuations are being stretched as the market reaches new highs. The spreads between growth and value stocks have reached multi-year levels leaving investors anticipating a catalyst to shift sentiment back to cyclical and value stocks and away from the high-flying technology stocks which have generated a 22.64% annualized return over the trailing 10-years ended September 30, 2021, as measured by the Nasdaq-100 Index. These are notable returns which give pause when assessing the sustainability of this performance in the years ahead.

     The Fund’s best-performing stocks on an absolute basis in the period included NVIDIA Corporation (+55.3%), DexCom, Inc. (+52.2%), Palo Alto Networks (+31.20%), Alphabet Inc. (+28.8%), salesforce.com (+28.0%), and Costco Wholesale (+28.0%). The worst-performing stocks were Global Payments Inc (-21.6%), Skyworks Solutions, Inc (-9.6%), Fiserv (-8.8%), Air Products and Chemicals (-7.96%) and Constellation Brands (-6.98%).

     As of September 30, 2021, the Fund had 62 stocks and approximately 2% cash. Major sector weightings included Information Technology (33%), Health Care (16%), Consumer Discretionary (12%), Financials (11%), Industrials (10%), Communication Services (7%), and Consumer Staples (5%).

     We remain focused on owning high quality companies with sustainable competitive advantages, consistent revenue and earnings growth, strong balance sheets and management teams, and that are trading at reasonable valuations. We believe that investors will continue to rotate toward more reasonably valued stocks as the economy experiences a sustained recovery and the Fund and our shareholders are positioned to benefit from this.

Thank you for your continued support.

Mutual fund investing involves risk. Principal loss is possible. Investing in small- and medium-sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, stock price fluctuations and liquidity.

Earnings growth is not representative of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Nasdaq-100 is a stock market index made up of 102 equity securities issued by 100 of the largest non-financial companies listed on the Nasdaq stock market. It is a modified capitalization-weighted index. The Consumer Price Index represents changes in prices of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Basis Point (bp): A unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights (NICSX)
For a share outstanding throughout each period

	Six Months
	Ended
	09/30/2021			Years Ended March 31,
	(unaudited)		2021	2020	2019	2018	2017
NET ASSET VALUE,
BEGINNING OF PERIOD	$80.14		$56.53	$65.11	$62.10	$65.52	$61.78
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income(1)	.10		.33	.33	.38	.29	.37
Net gain (loss) on securities
(realized and unrealized)	8.18		28.49	(3.33)	7.14	5.90	5.59
Total from investment
operations	8.28		28.82	(3.00)	7.52	6.19	5.96
LESS DISTRIBUTIONS
From net investment income	(.09)		(.34)	(.34)	(.39)	(.41)	(.44)
From net capital gain	(5.46)		(4.87)	(5.24)	(4.12)	(9.20)	(1.78)
Total distributions	(5.55)		(5.21)	(5.58)	(4.51)	(9.61)	(2.22)
NET ASSET VALUE,
END OF PERIOD	$82.87		$80.14	$56.53	$65.11	$62.10	$65.52

TOTAL RETURN	10.69	%(2)	51.97%	(5.90)%	13.07%	10.11%	9.87%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$3,602.6		$3,353.3	$2,370.2	$2,737.5	$2,695.8	$2,850.4
Ratio of expenses
to average net assets.	.71	%(3)	.71%	.72%	.72%	.72%	.72%
Ratio of net investment income
to average net assets.	.22	%(3)	.46%	.49%	.60%	.46%	.58%
Portfolio turnover rate	10.90	%(3)	16.74%	15.36%	12.76%	18.40%	40.90%

(1)	Computed based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings
September 30, 2021 (unaudited)

Percentage
Name	of Net Assets
Microsoft Corporation	4.60%
Alphabet Inc. – Class C	4.48%
Apple Inc.	3.36%
Thermo Fisher Scientific Inc.	2.77%
Visa Inc. – Class A	2.57%
Cintas Corporation	2.31%
Home Depot, Inc. (The)	2.27%
Aon plc	2.20%
O’Reilly Automotive, Inc.	1.95%
Fiserv, Inc.	1.91%
Total of top ten	28.42%

Sector Diversification (as a percentage of portfolio)
September 30, 2021 (unaudited)

Fund Expenses
For the six month period ended September 30, 2021 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During Period*
	03/31/21	09/30/21	04/01/21 – 09/30/21
Actual	$1,000.00	$1,106.90	$3.75
Hypothetical	1,000.00	1,021.44	3.60
(5% return before expenses)

*

Expenses are equal to the Fund’s six-month annualized expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 183 then divided by 365 to reflect the one-half year period.

Schedule of Investments
September 30, 2021 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 97.82%
	Communication Services – Media & Entertainment — 6.70%
60,580	Alphabet Inc. – Class C*	$161,464,480
550,000	Comcast Corporation – Class A	30,761,500
145,000	Facebook, Inc. – Class A*	49,211,550
		241,437,530
	Consumer Discretionary – Retailing — 9.05%
20,000	Amazon.com, Inc.*	65,700,800
248,665	Home Depot, Inc. (The)	81,626,773
114,976	O’Reilly Automotive, Inc.*	70,257,234
850,000	TJX Companies, Inc. (The)	56,083,000
145,000	Ulta Beauty, Inc.*	52,333,400
		326,001,207
	Consumer Discretionary – Services — 2.58%
180,000	McDonald’s Corporation	43,399,800
450,000	Starbucks Corporation	49,639,500
		93,039,300
	Consumer Staples – Food & Staples Retailing — 1.31%
105,000	Costco Wholesale Corporation	47,181,750
	Consumer Staples – Food, Beverage & Tobacco — 3.55%
875,000	Coca-Cola Company (The)	45,911,250
195,000	Constellation Brands, Inc. – Class A	41,084,550
700,000	Mondelez International, Inc. – Class A	40,726,000
		127,721,800
	Energy — 1.02%
1,700,000	Enterprise Products Partners L.P.	36,788,000
	Financials – Banks — 2.86%
319,170	JPMorgan Chase & Co.	52,244,937
865,000	Truist Financial Corporation	50,732,250
		102,977,187
	Financials – Diversified — 4.90%
775,000	Charles Schwab Corporation (The)	56,451,000
455,000	Intercontinental Exchange, Inc.	52,243,100
160,000	S&P Global Inc.	67,982,400
		176,676,500
	Financials – Insurance — 3.55%
277,560	Aon plc	79,318,321
280,000	Chubb Limited	48,574,400
		127,892,721

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2021 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 97.82% (continued)
	Health Care – Equipment & Services — 8.72%
605,000	Alcon, Inc.*	$48,684,350
1,110,000	Boston Scientific Corporation*	48,162,900
99,860	DexCom, Inc.*	54,609,440
183,615	Laboratory Corporation of America Holdings*	51,676,606
450,000	Medtronic Public Limited Company	56,407,500
140,000	UnitedHealth Group Incorporated	54,703,600
		314,244,396
	Health Care – Pharmaceuticals,
	Biotechnology & Life Sciences — 7.24%
575,000	Bristol-Myers Squibb Company	34,022,750
182,015	Eli Lilly and Company	42,054,566
280,000	Johnson & Johnson	45,220,000
525,887	Merck & Co., Inc.	39,499,372
174,793	Thermo Fisher Scientific Inc.	99,864,485
		260,661,173
	Industrials – Capital Goods — 6.59%
1,005,000	Fastenal Company	51,868,050
650,000	Fortive Corporation	45,870,500
265,000	Honeywell International Inc.	56,254,200
230,495	Illinois Tool Works Inc.	47,627,182
80,000	Roper Technologies, Inc.	35,690,400
		237,310,332
	Industrials – Commercial & Professional Services — 3.82%
219,095	Cintas Corporation	83,400,703
392,045	Copart, Inc.*	54,384,482
		137,785,185
	Information Technology – Hardware & Equipment — 3.36%
855,660	Apple Inc.	121,075,890
	Information Technology – Semiconductors &
	Semiconductor Equipment — 7.37%
160,000	Applied Materials, Inc.	20,596,800
70,780	KLA Corporation	23,676,618
320,000	NVIDIA Corporation	66,291,200
340,000	Skyworks Solutions, Inc.	56,025,200
294,305	Texas Instruments Incorporated	56,568,364
280,000	Xilinx, Inc.	42,277,200
		265,435,382

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2021 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 97.82% (continued)
	Information Technology – Software & Services — 22.62%
110,000	Adobe Inc.*	$63,329,200
250,540	Cadence Design Systems, Inc.*	37,941,777
634,590	Fiserv, Inc.*	68,853,015
360,252	Global Payments Inc.	56,768,510
180,000	Mastercard Incorporated – Class A	62,582,400
587,500	Microsoft Corporation	165,628,000
114,740	Palo Alto Networks, Inc.*	54,960,460
122,795	PayPal Holdings, Inc.*	31,952,487
179,785	salesforce.com, inc.*	48,761,288
75,500	ServiceNow, Inc.*	46,981,385
146,985	Synopsys, Inc.*	44,008,779
415,000	Visa Inc. – Class A	92,441,250
162,500	Workday, Inc.*	40,607,125
		814,815,676
	Materials — 1.32%
185,070	Air Products and Chemicals, Inc.	47,398,278
	Real Estate — 1.26%
467,895	CBRE Group, Inc.*	45,554,257
	TOTAL COMMON STOCKS
	(cost $1,764,575,156)	3,523,996,564

SHORT-TERM INVESTMENTS — 2.38%
	U.S. Government Securities — 0.81%
$27,000,000	U.S. Treasury Bill 11/02/2021, 0.020%	26,999,520
2,000,000	U.S. Treasury Bill 11/26/2021, 0.020%	1,999,938
		28,999,458
	Money Market Fund — 1.57%
56,698,844	Morgan Stanley Liquidity Funds Government Portfolio
	(Institutional Class), 7-day net yield 0.03%	56,698,844
	TOTAL SHORT-TERM INVESTMENTS
	(cost $85,698,302)	85,698,302
	TOTAL INVESTMENTS
	(cost $1,850,273,458) — 100.20%	3,609,694,866
	LIABILITIES, NET OF OTHER ASSETS — (0.20)%	(7,064,263)
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$3,602,630,603

* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
September 30, 2021 (unaudited)

ASSETS
Investments in securities at value (cost $1,850,273,458)	$3,609,694,866
Receivables —
Dividend and interest	2,349,117
Capital stock subscription	29,287
Total receivables	2,378,404
Other	125,806
Total assets	3,612,199,076

LIABILITIES
Payables —
Investment securities purchased	7,298,520
Due to adviser —
Management fee	2,005,384
Accounting and administrative fee	62,622
Total due to adviser	2,068,006
Capital stock redemption	32,870
Other payables and accrued expense	169,077
Total liabilities	9,568,473
Total net assets	$3,602,630,603

NET ASSETS CONSIST OF
Paid in capital	$1,676,645,207
Accumulated distributable earnings	1,925,985,396
Total net assets	$3,602,630,603

NET ASSET VALUE PER SHARE ($.50 par value,
200,000,000 shares authorized), offering price
and redemption price (43,474,305 shares outstanding)	$82.87

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended September 30, 2021 (unaudited)

INCOME
Dividend	$16,803,925
Interest	9,604
Total income	16,813,529

EXPENSES
Management fee	11,728,784
Accounting and administrative fees	370,360
Transfer agent fees	318,852
Custodian fees	91,332
Insurance	49,902
Postage and mailing	44,291
Registration fees	39,481
Printing	22,860
Directors’ fees	22,725
Audit and tax fees	17,525
Accounting system and pricing service fees	16,806
Legal fees	4,880
Other operating expenses	33,127
Total expenses	12,760,925
Net investment income	4,052,604

NET REALIZED GAIN ON INVESTMENTS	163,046,844

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)
ON INVESTMENTS	188,730,899
Net realized and unrealized gain on investments	351,777,743
Net increase in net assets resulting from operations	$355,830,347

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended September 30, 2021 (unaudited)
and the year ended March 31, 2021

	Six Months Ended
	09/30/2021	Year Ended
	(unaudited)	03/31/2021
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS
Net investment income	$4,052,604	$13,908,077
Net realized gain on investments	163,046,844	366,335,166
Change in net unrealized
appreciation (depreciation) on investments	188,730,899	819,844,110
Net increase (decrease) in net assets
resulting from operations	355,830,347	1,200,087,353

DISTRIBUTIONS TO SHAREHOLDERS
From investment operations	(230,226,843)	(213,581,356)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued
(229,472 and 821,151 shares, respectively)	19,186,720	58,524,007
Reinvestment of distributions
(2,710,872 and 2,703,624 shares, respectively)	213,399,829	198,597,470
Cost of shares redeemed
(1,309,755 and 3,611,057 shares, respectively)	(108,826,235)	(260,527,263)
Change in net assets derived
from capital share transactions	123,760,314	(3,405,786)
Total increase (decrease) in net assets	249,363,818	983,100,211

NET ASSETS
Beginning of period	3,353,266,785	2,370,166,574
End of period	$3,602,630,603	$3,353,266,785

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
September 30, 2021 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by generally accepted accounting principles (“GAAP”) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund’s Annual Report on Form N-CSR for the year ended March 31, 2021.

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

(1) Summary of Significant Accounting Policies —

Nicholas Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund: (a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value, which is calculated as of the close of regular trading on the New York Stock Exchange. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be

Notes to Financial Statements (continued)
September 30, 2021 (unaudited)

observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

     Level 1 – quoted prices in active markets for identical investments

     Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 —
Common Stocks(1)	$3,523,996,564
Money Market Fund	56,698,844
Level 2 —
U.S. Government Securities	28,999,458
Level 3 —
None	—
Total	$3,609,694,866
(1) See Schedule of Investments for further detail by industry.

The Fund did not hold any Level 3 investments during the period.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on

Notes to Financial Statements (continued)
September 30, 2021 (unaudited)

sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least semiannually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character.

The tax character of distributions paid during the six months ended September 30, 2021 and the year ended March 31, 2021 was as follows:

	09/30/2021	03/31/2021
Distributions paid from:
Ordinary income	$8,531,989	$16,906,938
Long-term capital gain	221,694,854	196,674,418
Total distributions paid	$230,226,843	$213,581,356

As of September 30, 2021, investment cost for federal tax purposes was $1,833,378,326 and the tax basis components of net assets were as follows:

Unrealized appreciation	$1,786,698,558
Unrealized depreciation	(10,382,018)
Net unrealized appreciation	$1,776,316,540

The difference between financial statement and tax-basis cost is attributable primarily to holdings in partnership interests.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of September 30, 2021. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended September 30, 2021. At September 30, 2021, the fiscal years 2018 through 2021 remain open to examination in the Fund’s major tax jurisdictions.

(f) The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) ASC 946, “Financial Services –Investment Companies.” U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Notes to Financial Statements (continued)
September 30, 2021 (unaudited)

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and Liabilities of September 30, 2021. There have been no material subsequent events since September 30, 2021 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties—

(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.75% of the average net asset value up to and including $50 million and 0.65% of the average net asset value in excess of $50 million.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the Fund. The Fund incurred expenses of $2,430 for the six-month period ended September 30, 2021 for legal services rendered by this law firm.

(3) Investment Transactions —

For the period ended September 30, 2021, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $191,624,454 and $292,992,027, respectively.

Historical Record
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
July 14, 1969(1)	$6.59	$—		$—		—	$10,000
March 31, 1985	29.24	0.6420		1.5760		13.2 times	69,858
March 31, 1986	35.26	0.5750		0.6100		15.8	87,699
March 31, 1987	39.94	0.8820		0.1870		16.3	102,387
March 31, 1988	32.15	1.8400		4.0340		14.1	98,557
March 31, 1989	35.27	1.0250		0.4510		13.2	113,155
March 31, 1990	37.72	0.9240		1.0540		14.9	127,360
March 31, 1991	42.99	0.7900		0.2250		16.9	149,180
March 31, 1992	49.68	0.6790		0.8240		19.4	178,011
March 31, 1993	52.91	0.6790		2.0420		18.5	200,098
March 31, 1994	51.10	0.8175		1.0470		16.7	200,182
March 31, 1995	52.22	0.7070		3.3170		17.2	221,970
March 31, 1996	63.81	0.5650		4.0945		21.0	293,836
March 31, 1997	67.11	0.4179		5.3166		21.7	336,973
March 31, 1998	93.98	0.3616		5.8002		30.0	508,762
March 31, 1999	85.20	0.5880		8.2716		31.7	509,446
March 31, 2000	84.56	0.3114		5.9433		37.3	543,813
March 31, 2001	54.11	0.1900		19.2500		26.6	452,780
March 31, 2002	53.74	0.2360		—		23.8	451,627
March 31, 2003	40.37	0.1585		—		16.4	340,547
March 31, 2004	56.14	0.0905		—		19.4	474,406
March 31, 2005	60.05	0.0678		0.4100		19.4	511,476
March 31, 2006	61.49	0.2512		5.3194		18.4	574,151
March 31, 2007	57.85	0.8173		4.3310		16.6	588,783
March 31, 2008	45.03	0.2283		9.9501		17.4	550,664
March 31, 2009	27.71	0.1714		4.6096		12.1	376,093
March 31, 2010	44.00	0.0939		—		19.1	598,760
March 31, 2011	48.18	0.0297		3.7458		17.9	716,234
March 31, 2012	47.85	0.1844		3.3515		18.7	769,243
March 31, 2013	55.01	0.0144		2.6127		20.1	934,800
March 31, 2014	65.28	0.3265		2.7697		21.0	1,166,414
March 31, 2015	71.57	0.2066		5.6554		21.5	1,393,972
March 31, 2016	61.78	0.3937		3.4892		16.8	1,272,980
March 31, 2017	65.52	0.4386		1.7763		22.2	1,398,599
March 31, 2018	62.10	0.4061		9.2027		23.9	1,539,955
March 31, 2019	65.11	0.3917		4.1213		23.8	1,741,281
March 31, 2020	56.53	0.3365		5.2417		22.5	1,638,615
March 31, 2021	80.14	0.3380		4.8738		33.1	2,490,274
September 30, 2021	82.87	0.0862	(a)	5.4590	(a)	28.9	2,756,502

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid on June 2, 2021 to shareholders of record on June 1, 2021.

Approval of Investment Advisory Contract
(unaudited)

In May 2021, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through May 2022. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the fiscal year ended March 31, 2021, the management fee was 0.65% and the Fund’s total expense ratio (including the management fee) was 0.71%. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group (i) the Fund’s expense ratio, which was low compared to the overall peer group; (ii) the Fund’s performance on a short-term and long-term basis; (iii) the Fund’s management fee; (iv) the range and quality of the services offered by the Adviser. The peer group fund data included mid- and large-cap blend and growth focused funds with similar asset sizes and a prospectus objective of growth. In terms of the peer group data used for performance comparisons, the Fund was ranked 26th, 23rd, 27th and 23rd out of 34 funds for the one-, three-, five- and ten-year periods ending March 31, 2021. The Fund had the eleventh lowest expense ratio among its peer group. The Board also reviewed the Fund’s risk/return profile as measured by standard deviation and the Fund’s Morningstar rankings.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality. The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds. The Board reviewed the actual relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated strong long-term performance relative to its benchmarks and peers. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees relative to comparable funds.

The Board considered the cost of services provided by the Adviser. The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser’s management in general terms. The Board expressed the opinion that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant. The Board also noted that the Fund had a relatively low net expense ratio as compared to its peer group.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund’s performance, management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Liquidity Risk Management Program
(unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Fund has designated Nicholas Company, Inc., the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions. (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Directors.

At a meeting of the Board of Directors on February 1, 2021, Nicholas Company, Inc. provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2020, through December 31, 2020 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Information on Proxy Voting
(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy
(unaudited)

     Nicholas Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD-PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law; we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Automatic Investment Plan — An Update
(unaudited)

The Nicholas Family of Funds’ Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods so that investments are made through several markets cycles.

	Nicholas Fund
$1,000 initial investment on	07/14/1969	*	09/30/2011
Number of years investing $100 each month
following the date of initial investment	52.2		10
Total cash invested	$63,700		$13,000
Total dividend and capital gain distributions reinvested .	$2,876,668		$9,511
Total full shares owned at 09/30/2021	51,034		359
Total market value at 09/30/2021	$4,229,239		$29,764

The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the date specified by the investor. Total market value includes reinvestment of all distributions.

*Date of Initial Public Offering.

Nicholas Funds Services Offered
(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Directors and Officers
DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

DAVID P. PELISEK, Director

DAVID L. JOHNSON, Executive Vice President

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

MICHAEL L. SHELTON, Senior Vice President

JEFFREY J. STRONG, Senior Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.
Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in

Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 13. Exhibits.
(a)(1) Applicable only to annual reports.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, attached hereto as EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(a)(4) Change in the registrant’s independent public accountant.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, attached hereto as EX-99.906 CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Fund, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: November 29, 2021

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: November 29, 2021

By: /s/ Jennifer R. Kloehn
Name: Jennifer R. Kloehn
Title: Principal Financial Officer
Date: November 29, 2021